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                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS

             _____________________________________________________


The Board of Directors
SonoSite, Inc.:

We consent to the use of our report incorporated herein by reference in the registration statement.

                                       KPMG LLP



Seattle, Washington
March 22, 1999